SCHEDULE 14C INFORMATION
                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[x]      Preliminary Information Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
[  ]     Definitive Information Statement

                          TIMEBEAT.COM ENTERPRISES INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[  ]     Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.
         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:
[  ]     Fee paid previously with preliminary materials
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                          TIMEBEAT.COM ENTERPRISES INC.
                          580 HORNBY STREET, SUITE 200
                   VANCOUVER, BRITISH COLUMBIA V6C 3B6 CANADA
                                 (604) 689-4771


Dear Timebeat.com Enterprises Stockholder:

You are cordially invited to attend a special meeting of stockholders of Timebeat.com Enterprises Inc. ("Timebeat.com Enterprises" or the "Company") to be held on August 7, 2001, at 10:00 a.m., local time, at 580 Hornby Street, Suite 200, Vancouver, British Columbia, V6C 3B6 Canada. At the special meeting, you will be asked:

(1) to consider and vote upon a change of domicile of the Company from the Territory of Yukon, British Columbia, Canada, to the state of Wyoming, USA, by continuing the Company's existence under the Wyoming Business Corporations Act ("Continuance");

(2) if the Continuance is approved, to further change the Company's domicile from Wyoming to Nevada, by merger the Wyoming company into a newly incorporated Nevada company which was incorporated for the sole purpose of the merger ("Merger"). In accordance with the Merger, the Company would become a Nevada corporation and continue its current operations under the same name; and

(3) to transact such other business as properly may come before the meeting.

The board of directors of Timebeat.com Enterprises proposes the Continuance and Merger for several reasons. Timebeat.com Enterprises has entered into an investment agreement with Swartz Private Equity, LLC. The investment agreement entitles the Company to issue and sell, at its option, common stock for up to an aggregate of $25,000,000 from time to time during a three-year period. Although the board of directors does not know the extent to which the Company will utilize this method of financing, the investment agreement requires that the Company issue shares of common stock prior to receiving payment. This is not permitted by the corporate laws of the Territory of Yukon. The investment agreement may be utilized by the Company if the Company continues its existence from the Territory of Yukon to the United States.

The board of directors also believes that Timebeat.com Enterprises no longer has a significant connection with Canada. All of the Company's operations take place outside of Canada and the majority of the Company's shareholders are resident outside of Canada. In addition, the board of directors believes that the Continuance and Merger would allow the Company to improve its access to the capital markets located within the United States and would enhance the Company's ability to attract highly-skilled management. Final Closing of the transactions will be publicly announced by Timebeat.com Enterprises and updated information, if any, concerning the transactions will be provided in a Form 8-K to be filed by Timebeat.com Enterprises after closing.

The proposed Continuance and Merger are important decisions for Timebeat.com Enterprises and its stockholders. The Continuance cannot occur unless it is approved by holders of not less than 2/3 of the votes cast at the special meeting and the Merger cannot occur unless it is approved by the holders of a majority of the outstanding shares of Timebeat.com Enterprises common stock entitled to vote at the special meeting. The accompanying proxy statement explains the proposed Continuance and Merger and provides specific information concerning the special meeting. We encourage you to read this entire document carefully.

Whether or not you plan to attend the special meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date, and mail your proxy card indicating how you wish to vote.

                                                       Sincerely,


                                                       /s/THOMAS L. CROM, III

                                                       Thomas L. Crom, III
                                                       Chairman of the Board


The Continuance, Merger and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Continuance and Merger or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

This proxy statement is dated June 12, 2001, and is first being mailed to Timebeat.com Enterprises stockholders on or about July 3, 2001, to stockholders of record on July 3, 2001 (the "Record Date").

                          TIMEBEAT.COM ENTERPRISES INC.
                          580 HORNBY STREET, SUITE 200
                   VANCOUVER, BRITISH COLUMBIA V6C 3B6 CANADA
                                 (604) 689-4771

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 7, 2001


TO THE SHAREHOLDERS OF TIMEBEAT.COM ENTERPRISES INC.

PLEASE TAKE NOTICE that a Special Meeting of Shareholders of Timebeat.com Enterprises Inc. (the "Company") will be held at 580 Hornby Street, Suite 200, Vancouver, British Columbia V6C 3B6, Canada, on August 7, 2001, at
10:00 a.m., local time, or at any adjournments thereof, for the following purposes:

(1) to consider and vote upon a change of domicile of the Company from the Province of Yukon, British Columbia, Canada, to the state of Wyoming, USA, by continuing the Company's existence under the Wyoming Business Corporations Act ("Continuance");

(2) if the Continuance is approved, to further change the Company's domicile from Wyoming to Nevada by merging the Wyoming company into a newly incorporated Nevada company which was incorporated for the sole purpose of the merger ("Merger"). In accordance with the Merger, the Company would become a Nevada corporation and continue its current operations under the same name; and

(3) to transact such other business as properly may come before the meeting.

The board of directors has determined that the terms and conditions of the proposals are fair to, and in the best interests of, the Company's shareholders and unanimously recommends that you vote "FOR" the proposals.

Only shareholders of record owning shares of the Company's no par value common stock at the close of business on July 3, 2001, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY.

TAKE NOTICE THAT A SHAREHOLDER MAY DISSENT TO THE CONTINUANCE AND, IF THE CONTINUANCE BECOMES EFFECTIVE, BE PAID THE FAIR VALUE OF THEIR SHARES IN ACCORDANCE WITH THE PROVISIONS OF SECTION 193 OF THE YUKON BUSINESS CORPORATIONS ACT.

                                                  By order of the Board of
Directors:
                                                  /s/ THOMAS L. CROM, III

                                                  Thomas L. Crom, III, Secretary
Vancouver, British Columbia
June 12, 2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        OF TIMEBEAT.COM ENTERPRISES INC.
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 7, 2001

The undersigned hereby constitutes and appoints Thomas Crom, the Secretary of the Company, or failing him, any one director of the Company, or ______________, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of Common Stock of Timebeat.com Enterprises Inc. (the "Company") at a Special Meeting of Shareholders to be held on August 7, 2001, at 10:00 a.m., local time, at 580 Hornby Street, Suite 200, Vancouver, British Columbia V6C 3B6, Canada, and at any and all adjournments thereof, for the purpose of considering and acting upon:

1.       Proposal to  approve the continuance  of the Company into  the State of
         Wyoming:
                       [ ] For       [ ] Against      [ ] Abstain

2. Proposal to approve the merger between the Company and its subsidiary Nevada corporation:
                       [ ] For       [ ] Against      [ ] Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated and signed ______________, 2001



                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature

Signature(s)  should  agree  with  the  name(s)  stenciled  hereon.   Executors,
administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.

PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID. PLEASE SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR COMPLETED PROXY MAY BE FAXED TO (604) 684-0642.

A/007294000/198.5
                            MANAGEMENT PROXY CIRCULAR

                                       OF

                          TIMEBEAT.COM ENTERPRISES INC.


                            GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This Information Circular is being furnished to the holders of common shares of Timebeat.com Enterprises Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors and management of the Corporation for use at the special general meeting (the "Meeting") of the shareholders (the "Shareholders") of the Corporation called for the purposes set out in the accompanying Notice. The Meeting will be held on August 7, 2001, at 10:00 a.m., local time, at 580 Hornby Street, Suite 200, Vancouver, British Columbia V6C 3B6 Canada. This Information Circular is dated June 12, 2001, and is first being mailed to the Shareholders on or about July 3, 2001 to Shareholders of record of July 3, 2001.

THIS SOLICITATION IS MADE ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF THE CORPORATION

The solicitation will be made primarily by mail, although proxies may also be solicited personally, by telephone or other communication, by part-time employees of and by agents engaged by the Corporation. The part-time employees will not receive any additional compensation for such activities. The Corporation may pay brokers or other persons holding common shares in their own names or in the names of nominees their reasonable expenses incurred for sending forms of proxies and proxy material to beneficial owners and for obtaining their proxies. The expenses incurred in connection with this solicitation of proxies by the Corporation will be paid by the Corporation.

APPOINTMENT OF PROXY HOLDER

The persons named in the enclosed form of proxy for the Meeting are officers or directors of the Corporation. A Shareholder has the right to appoint a person, who need not be a Shareholder of the Corporation, other than the persons designated in the form of proxy, as a nominee, to represent the Shareholder at the Meeting. This can be done by striking out the names of the persons designated in the accompanying form of proxy and by inserting such other person's name in the blank space provided, or by executing a proxy in a form similar to the enclosed form.

To be effective, completed forms of proxy must be received either at the registered office of the Corporation at Suite 200, 204 Lambert Street, Whitehorse, Yukon, Y1A 3T2, or at the offices of the Corporation's registrar and transfer agent, Pacific Corporate Trust Company at 10th Floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8, at least 48 hours, excluding Saturdays and holidays, before the scheduled commencement of the Meeting.

The form of proxy must be signed by the registered Shareholder or by its attorney. If the Shareholder is a corporation, the proxy must either be under its corporate seal or signed by an officer or director of such corporation, duly authorized in writing.

REVOCATION OF PROXY

A Shareholder who has given a proxy has the right to revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred by that proxy, and may do so by:

         (a) delivering another properly executed form of proxy bearing a later date and depositing it in the manner described in the preceding paragraph;

         (b) by depositing an instrument in writing executed by the Shareholder or its attorney which revokes the proxy, and which is deposited (i) at the registered office of the Corporation at any time up to and including the business day immediately preceding the day of the Meeting at which the proxy is to be used, or any adjournment thereof, or (ii) with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

         (c) in any other manner permitted by law.

EXERCISE OF VOTE BY PROXY

The common stock represented by properly executed proxies will be voted for or withheld from voting in accordance with the instructions of the Shareholders, on any ballot that may be called for, and if the Shareholder specifies his choice with respect to any matter to be acted upon at the Meeting, the common stock represented by such proxies will be voted accordingly.

IF NO CHOICE IS SPECIFIED, THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE IN FAVOR OF THE CONTINUANCE AND MERGER AND RELATED MATTERS, AND FOR ALL OTHER MATTERS PROPOSED BY THE BOARD OF DIRECTORS OR MANAGEMENT OF THE CORPORATION AT THE MEETING.

The enclosed form of proxy confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice, and with respect to other matters which may properly come before the Meeting. As at the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

VOTING SHARES AND RECORD DATE

The Board of Directors the Corporation has fixed the record date for the Meeting at the close of business on July 3, 2001 (the "Record Date"). Only Shareholders of record as of the Record Date are entitled to receive notice of and vote at the Meeting, except to the extent that a Shareholder has transferred his shares after the Record Date and the transferee of those shares produces endorsed certificates evidencing such shares or establishes proper ownership of such shares and, demands, not later than ten (10) days before the Meeting, to be included on the list of Shareholders entitled to vote at the Meeting in which case the transferee will be entitled to vote at the Meeting.

QUORUM AND VOTING REQUIREMENT

Under the Corporation's bylaws, the quorum to approve the Continuance at the Meeting is two individuals present at the commencement of the Meeting holding or representing by proxy common stock carrying, in the aggregate, not less than 5% of the votes eligible to be cast at the Meeting. If a quorum exists, the Continuance must be approved by the affirmative vote of two thirds of those votes cast at the Meeting or any adjournment thereof. Under the corporate law of the State of Wyoming, the quorum to approve the Merger is a majority of the votes entitled to be cast. If a quorum exists, the Merger must be approved by the



A/007294000/198.5
affirmative vote of more votes cast in favor than against. On any ballot, each Shareholder present or represented by proxy will have one vote for each common share held.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

As of June 12, 2001 there were 17,622,202 common shares issued and outstanding. Only Shareholders of record at the close of business on July 3, 2001 will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof. Each person shall have one vote for each share held. The following table sets forth certain information known to the Corporation with respect to the beneficial ownership of the Corporation's common stock on June 12, 2001, by each officer and director, and all officers and directors as a group, as well as all persons who own greater than 5% of our outstanding shares:

         BENEFICIAL OWNERS(1)<F1>                      SHARES OWNED BENEFICIALLY           PERCENT OF CLASS(2)<F2>

         Thomas L. Crom III                                    485,000(3)<F3>                       2.8%
         P.O. Box 9
         Payson, Arizona 85547-0009

         Michele Albo                                          565,000(4)<F4>                       3.2%
         2720 Hancock Creek Road
         West Palm Beach, Florida  33411

         Alexander Vileshin                                    631,500(5)<F5>                       3.6%
         235 E. 40th Street, Apt. 34II
         New York, New York 10016

         Officers and Directors as a group                   1,671,500(6)<F6>                       9.5%
         (3 persons)

(1)<F1>  To the Corporation's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.
(2)<F2>  Percentages are based on 17,622,202 shares of common stock outstanding as of June 12, 2001. Where the persons listed on this table have the right to obtain additional shares of common stock within 60 days from June 12,
         2001, these additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
(3)<F3>  Includes 375,000 shares issuable upon exercise of stock options and warrants.
(4)<F4>  Includes 400,000 shares issuable upon exercise of stock options and warrants.
(5)<F5>  Includes 600,000 shares issuable upon exercise of stock options.
(6)<F6>  Includes 1,375,000 shares issuable upon exercise of the stock options and warrants.



A/007294000/198.5

                     PARTICULARS OF MATTERS TO BE ACTED UPON

CONTINUANCE OF THE CORPORATION FROM THE YUKON TERRITORY INTO THE STATE OF WYOMING, AND THE SUBSEQUENT MERGER BETWEEN THE WYOMING CORPORATION AND TIMEBEAT.COM ENTERPRISES INC., A NEVADA CORPORATION

The Corporation proposes to continue (the "Continuance") its corporate existence into the State of Wyoming and immediately thereafter complete a "foreign merger" (the "Merger") with Timebeat.com Enterprises Inc. ("Nevada Corporation"), a wholly owned subsidiary of the Corporation which was incorporated under the laws of the State of Nevada for the purposes of completing the Merger. If the Continuance is approved, the Corporation will effectively sever all ties with Canada. If the Merger is approved, the Nevada Corporation will be the surviving corporation and will carry on the business of the Corporation, subject to the laws of the State of Nevada.

PURPOSE OF CONTINUANCE AND MERGER

The Corporation no longer has a significant connection with Canada. All of the Corporation's operations are carried on outside of Canada, the majority of the Corporation's shareholders are resident outside of Canada, and all of the members of the board of directors are resident and located outside of Canada. The directors of the Corporation are of the view that the Continuance and Merger are in the best interests of the Corporation for a number of reasons, including enabling the Corporation to improve its access to the United States capital markets and enhance the Corporation's ability to attract high profile employees and directors. In the experience of management, potential debt and equity capital sources in the United States feel more comfortable dealing with a United States corporation than a foreign corporation. Management believes this may be because United States entities are likely to be more familiar with United States standards of accounting, United States securities laws, and United States legal principles applicable to the conduct of business.

In addition, the Corporation has entered into an investment agreement with Swartz Private Equity, LLC ("Swartz"), whereby the Corporation may require Swartz to purchase up to US$25 million of common shares of the Corporation. This transaction requires that the Corporation issue shares which will be priced and paid for by Swartz within a 30-day period following the issuance of the shares. The issuance of shares prior to payment is not permitted by the corporate laws of the Yukon Territory. As a result, the completion of the transactions under the investment agreement are contingent upon the Corporation's Continuance from the Yukon Territory to the State of Wyoming.

It is intended that the Continuance and Merger will be carried out in two stages. The first stage involves the continuation or transfer of the Corporation's domicile to the United States. The State of Wyoming was chosen because it permits the reciprocal continuance of corporations with the Yukon Territory while the State of Nevada does not. The reason for utilizing a merger in order to domicile the surviving corporation in the State of Nevada following the continuation is to avoid potential continuing tax liability in Canada. Under the current provisions of the Income Tax Act (Canada) and the Canada/United States Income Tax Convention (1980), the Corporation will remain a resident of Canada following the continuance to the State of Wyoming and may be required to pay Canadian taxes on its global income. The Corporation may avoid this result by merging, following the continuance, with a U.S. entity, thereby severing the Corporation's ties to Canada.

The Corporation considered other United States jurisdictions for the eventual foreign merger but ultimately settled on the State of Nevada, which the Corporation believes has modern and flexible corporate laws. The escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to



A/007294000/198.5
find and retain competent directors and the Corporation believes the various indemnity and exculpation provisions under the Nevada General Corporation Law contained in Title 7 of the Nevada Revised Statutes ("Nevada Act") will help to attract and retain competent directors. In addition, the Nevada Act will permit the Corporation to complete the investment agreement with Swartz, and the investment agreement with Swartz requires the Corporation to become a corporation organized and existing under the laws of the State of Nevada.

Shareholders entitled to vote at the Meeting will be asked to consider and, if thought appropriate, to approve by special resolution the Continuance of the Corporation from the Yukon Territory to the State of Wyoming in accordance with the provisions of the Yukon Business Corporations Act (the "Yukon Act") and the Wyoming Business Corporation Act (the "Wyoming Act"), substantially in the form attached as Schedule "A". Under the Yukon Act, a special resolution must be passed by the affirmative vote of two thirds of those votes cast at the Meeting or any adjournment thereof.

If the Shareholders approve the Continuance on the terms set forth in the application for a Certificate of Registration and Articles of Continuance substantially in the form attached hereto as Schedule "B", and the adoption of the Restated Articles of Incorporation substantially in the form attached as Schedule "C" in substitution of the existing Articles of Continuance of the Corporation, the Shareholders will then be asked to consider and, if thought appropriate, to approve a resolution in the form attached as Schedule "D", approving the Merger with the Nevada Corporation pursuant to the terms of the Plan of Merger and Articles of Merger between the Corporation and the Nevada Corporation, substantially in the form attached as Schedule "E". Under the Wyoming Act, this resolution must be passed by a majority of all the votes entitled to be cast by the Shareholders.

TERMS OF THE CONTINUANCE AND MERGER

If the Continuance and Merger are approved at the Meeting, the following is a summary of the steps and transactions to implement the Continuance and Merger:

1. The Corporation will file an application for a Certificate of Registration and Articles of Continuance with the Secretary of State for the State of Wyoming and, upon approval of the application and issuance by the Secretary of State of a Certificate of Continuance, the Corporation will thereafter be continued as a Wyoming corporation. The Restated Articles of Incorporation will be adopted to replace the existing Articles and will constitute the governing instrument of the continued corporation under Wyoming law. The current by-laws of the Corporation will be adopted and utilized in Wyoming as the by-laws of the Corporation, except to the extent that they may conflict with Wyoming law.

2. Upon completion of the Continuance, the Corporation and the Nevada Corporation will file the Articles of Merger and Plan of Merger with the Secretary of State for the State of Wyoming and State of Nevada. Upon acceptance of this documentation by the Secretaries of State, the Corporation will thereafter legally cease to exist in the State of Wyoming and the surviving Nevada Corporation, Timebeat.com Enterprises Inc., will continue to carry on the operations of the Corporation as a Nevada corporation. The Articles of Incorporation of the Nevada Corporation, attached as Schedule "F", will replace the Restated Articles of Incorporation of the Corporation adopted pursuant to the Continuance and will constitute the governing instruments of the Surviving Corporation under Nevada law. The current by-laws of Nevada Corporation will be the by-laws of the Surviving Corporation. The Wyoming Secretary of State will be the agent for service of process for dissenting shareholders of the Corporation.

3.       The name of the Surviving Corporation will be "Timebeat.com Enterprises
         Inc.".

A/007294000/198.5

4. The registered office of the Surviving Corporation will be located at 711 S. Carson Street, Suite 4, Carson City, Nevada, 89701 and the head office of the Surviving Corporation will be located at P.O. Box 9, Payson, Arizona, 85547.

5. The Surviving Corporation shall be authorized to issue 100,000,000 shares of common stock, with a par value of (US)$0.001 per share.

6. The initial directors of the Surviving Corporation who will hold office until the first annual meeting of the Shareholders of the Surviving Corporation, or until their successors are appointed pursuant to the Nevada Act, will be:

                                    Michelle Albo
                                    Thomas L. Crom, III
                                    Alexander Vileshin

7. The initial officers of the Surviving Corporation, who will hold office until their successors are appointed, will be:

                                    Alexander Vileshin - President
                                    Thomas L. Crom, III - Secretary

8. The auditors of the Surviving Corporation will be Campbell, Saunders & Co., unless otherwise determined by the Board of Directors of the Surviving Corporation, whose appointment will continue until such time as their successors are appointed pursuant to applicable laws. The Board of Directors of the Surviving Corporation may, from time to time, fix the remuneration of the auditors.

9. The fiscal year-end of the Surviving Corporation will be March 31, unless otherwise determined by the Board of Directors of the Surviving Corporation.

10. The registrar and transfer agent of the Surviving Corporation will be Pacific Corporate Trust Company of 11th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, unless otherwise determined by the Board of Directors of the Surviving Corporation.

11. The outstanding securities of the Corporation will be converted to securities of the Surviving Corporation as follows:

         (a) each holder of record of common shares of the Corporation will receive one common share of the Surviving Corporation for each share of the Corporation held; and

         (b) holders of convertible securities of the Corporation shall be entitled to exercise their securities on the same terms and conditions to acquire shares of the Surviving Corporation.

12. The outstanding shares of the Nevada Corporation currently owned by the Corporation will be cancelled without additional consideration.

RIGHTS OF SHAREHOLDERS UNDER THE YUKON ACT, WYOMING ACT, AND THE NEVADA ACT

The Continuance of the Corporation from the Yukon Territory into the State of Wyoming and the subsequent Merger of the Corporation with the Nevada Corporation will affect certain rights of


A/007294000/198.5

Shareholders as they currently exist under the Yukon Act, and as they will exist during the brief time the Corporation is continued under the Wyoming Act. The following is a summary of some of the changes that will occur as a result of the Corporation's change of domicile from the Yukon Territory to State of Wyoming, and finally to the State of Nevada. This summary is not intended to be exhaustive and Shareholders should consult their legal advisors regarding all of the implications of the proposed transfers of jurisdiction.

         (a) AMENDMENTS TO THE CHARTER DOCUMENTS OF THE CORPORATION. The Restated Articles of Incorporation to be filed with the Secretary of State of Wyoming are analogous to the Corporation's present form of Articles of Continuance. Any changes to the Articles of the Corporation under the Yukon Act require a resolution passed by not less than two thirds of the votes cast by Shareholders entitled to vote thereon, voting in person or by proxy at a general meeting of the Corporation. No right or special right attached to any issued shares of the Corporation shall be prejudiced or interfered with unless consented to by a separate resolution passed by not less than two thirds of the votes cast by Shareholders of the class or series of shares to be so affected.

                  As noted above, the charter documents of the Corporation under the Wyoming Act will be the Restated Articles of Incorporation and by-laws. The Restated Articles of Incorporation will require approval of the Shareholders by the affirmative vote of the holders of a least two-thirds of the shares entitled to vote thereon unless any class of shares is entitled vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of at least two-thirds of the shares of each class entitled to vote thereon. The types of amendment contemplated in this category include, but are not restricted to, a change of the name of the Corporation, changes to the authorized capital of the Corporation and alterations to or creation of special rights and restrictions attached to shares of the Corporation. The power to alter, amend or repeal the by-laws of the Corporation or adopt new by-laws is vested in the Board of Directors of the Corporation; however, the Shareholders may at any time amend the by-laws.

                  Following the Merger, the charter documents of the Surviving Corporation under the Nevada Act will be the same as the Articles of Incorporation of Nevada Corporation. Under the Nevada Act, substantive changes to the Articles of Incorporation require a simple majority of the outstanding stock of the Corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the Corporation, changes to the authorized capital of the Corporation and alterations to or creation of special rights and restrictions attached to shares of the Corporation. The power to alter, amend or repeal the by-laws of the Corporation or adopt new by-laws will be vested in the Board of Directors of the Corporation.

         (b) RIGHTS OF DISSENT AND APPRAISAL. The Yukon Act provides that Shareholders who dissent from certain actions being taken by the Corporation, such as the sale of all or substantially all of the assets of the Corporation, an amalgamation, the continuation of the Corporation out of the Yukon Territory, or an amendment to the Corporation's Articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares, or to add, change or remove restrictions on the business or businesses that the Corporation may carry on, may exercise a right of dissent and require the Corporation to purchase the shares held by such Shareholder at the fair value of such shares.

                  The Wyoming Act provides that a Shareholder of the Corporation has the right to dissent


A/007294000/198.5
                  in respect of any plan of merger or consolidation involving the Corporation, a sale or exchange of all or substantially all of the property and assets of the Corporation not made in the usual and regular course of its business, and any plan of exchange to which the Corporation is a party and the entity whose shares are to be acquired. Under those circumstances, Shareholders may dissent as to all or any portion of their shares and are entitled to have their shares purchased by the Corporation at fair value.

                  The Nevada Act is much more restrictive in providing a right of dissent and appraisal to Shareholders in that it is limited to mergers and consolidations. Furthermore, a Shareholder of a widely held class of shares in a corporation governed by the Nevada Act cannot demand statutory appraisal rights if they receive in a merger, shares of the surviving corporation which are listed on a National Securities Exchange or which are held of record by more than 2,000 shareholders.

         (c) OPPRESSION REMEDIES. The Yukon Act provides an oppression remedy that enables the court to make any order, both interim and final, to rectify the matters complained of, if the court is satisfied upon the application by a complainant (as defined below) that, in respect of a corporation or any of its affiliates: (i) any act or omission of the corporation or any of its affiliates effects a result; (ii) the business or affairs of the corporation or any of its affiliates are or have been carried on or conducted in a manner; or (iii) the powers of the directors of the corporation or any of its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to or that unfairly disregards the interests of any securityholder, creditor, director or officer of the corporation. In order to qualify as a complainant under the Yukon Act, a person must be: (i) a registered holder or beneficial owner, or a former registered holder or beneficial owner, of a security of the Corporation or any of its affiliates; (ii) a director or an officer or a former director or officer of the Corporation or any of its affiliates; or (iii) any other person who, in the discretion of the Supreme Court of the Yukon Territory is a proper person to make an application for this remedy.

                  The Wyoming Act contains no similar provision although Shareholders have similar rights under the common law of the State of Wyoming.

                  Likewise, although the Nevada Act contains no statutory provision that grants a remedy similar to that contained in the Yukon Act, certain common law rights are available to Shareholders in this regard.

         (d) SHAREHOLDER'S DERIVATIVE ACTION. Under the Yukon Act, a complainant (as defined above) may apply to the court for leave to bring an action in the name and on behalf of the Corporation or any subsidiaries or intervene in an action to which the Corporation or any of its subsidiaries is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the Corporation or a subsidiary. Under the Yukon Act, the leave of the court will not be granted unless the court is satisfied that : (i) the complaint has given reasonable notice to the directors of the Corporation or its subsidiary of his intention to apply to the court for the court's leave if the directors of the Corporation or its subsidiaries do not bring, diligently prosecute, defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of the Corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

                  The Wyoming Act permits a Shareholder to maintain an action in right of the

A/007294000/198.5

                  Corporation without leave of court, provided that the Shareholder was a shareholder at the time of the act or omission complained of and fairly and adequately represents the Corporation in enforcing the rights of the Corporation.

                  The Nevada Act contains no such statutory provisions concerning derivative actions, however, such proceedings are available to Shareholders pursuant to common law which has evolved in Nevada.

         (e) INDEMNIFICATION. Under the Yukon Act, the Corporation may indemnify a director or officer, a former director or officer or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives (as "Indemnifiable Person") against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reasons of being or having been a director or officer of the Corporation or body corporate if: (i) he acted honestly and in good faith with a view to the best interests of the Corporation; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful. Under the Yukon Act, a corporation may also, with the approval of the court, indemnify an Indemnifiable Person in respect of an action by or on behalf of the Corporation or body corporate to procure a judgment in its favour, to which the person is made a party by reason of being or having been a director or an officer of the Corporation or body corporate, against all costs, charges and expenses reasonably incurred by the person in connection with such action if he fulfils the conditions set out in sections (i) and (ii) in the preceding paragraphs. In any event, an Indemnifiable person is entitled to an indemnity from the Corporation in respect of all costs, charges and expenses reasonably incurred by him in connection with the defence of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or of the body corporate if the Indemnifiable Person was substantially successful on the merits in his defence of the action or proceeding and fulfils the conditions set out in Sections (i) and (ii) in the immediately preceding paragraph and is fairly and reasonably entitled to indemnity. The Corporation's by-laws require indemnification of directors and officers of the Corporation, subject to the limitations contained in the Yukon Act and to the extent that the director or officer is otherwise fairly and reasonably entitled thereto. The Yukon Act also permits the Corporation to purchase and maintain insurance on behalf of an Indemnifiable Person against any liability incurred by the person in his capacity as a director or officer, except where the liability relates to the person's failure to act honestly and in good faith with a view to the best interests of the Corporation or the body corporate (as the case may be).

                  Under both the Wyoming Act and the Nevada Act, the Corporation may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the Corporation, because the person is or was a director, officer, employee or agent of the Corporation or is or was serving in such capacity in another entity at the request of the Corporation, against expenses, judgements, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

A/007294000/198.5

         (f) PERSONAL LIABILITY OF DIRECTORS. The Yukon Act imposes joint and several personal liability upon directors who vote for or consent to a resolution authorizing the issue of a share for non-monetary consideration if the consideration received is less than the fair equivalent of the money that the Corporation would have received if the share had been issued for money (subject to this not applying if the shares are held in escrow) or a resolution authorizing the actions that are in violation of the provisions of the Yukon Act relating to the issuance of shares, financial assistance, the purchase, redemption or other acquisition of shares, the commission paid on the sale of shares, the payment of dividends, the payment of a director's indemnity or payments made to a shareholder.

                  The Wyoming Act provides that directors shall not be personally liable to the Corporation or its Shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the Corporation or its Shareholders, (iii) for participating in unlawful distributions to shareholders, or
                  (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

                  While the proposed Restated Articles of Incorporation under the Wyoming Act provide directors with protection from awards of monetary damages for breaches of the duty of care, they do not eliminate the director's duty of care. Accordingly, they would have no effect on the availability of equitable remedies, such as an injunction or rescission, based upon a director's breach of the duty of care. Furthermore, liabilities that may arise out of acts or omissions occurring prior to the consummation of the continuation would not be covered, so that directors of the Corporation would remain potentially liable for monetary damages in connection with any such acts or omissions.

                  The Nevada Act provides that directors shall not be personally liable to the Corporation or its Shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its Shareholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the Nevada Act, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

         (g) PLACE OF MEETINGS. The Yukon Act provides that meetings of Shareholders may be held at such place outside of the Yukon Territory, as may be provided in the Articles of the Corporation. The Wyoming Act provides that meetings of Shareholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the by-laws of the Corporation. In the absence of such provisions in the by-laws, all meetings shall be held at the principal office of the Corporation in the State of Wyoming. The Nevada Act provides meetings of Shareholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.


A/007294000/198.5

                        RIGHTS OF DISSENTING SHAREHOLDERS

Any Shareholder is entitled to be paid the fair value of such shares in accordance with the provisions of section 193 of the Yukon Act if the Shareholder dissents to the Continuance Resolution set out in Schedule "A" and the Continuance becomes effective. The Shareholder who dissents to the Continuance Resolution and is paid the fair value of such shares will not be entitled to receive shares of the Surviving Corporation if the Merger is also approved. The fair value of the Shareholder's shares will be determined as of the close of business on the business day before the adoption of the Continuance Resolution. The payment for such fair value of the shares shall be made by the Corporation. The rights of Shareholders who dissent pursuant to the Wyoming Act to the Merger Resolution are set out in the attached Schedule "G".

Neither a vote against the Continuance resolution, nor an abstention or the execution or exercise of a proxy vote against such resolution will constitute notice of dissent, but a shareholder need not vote against such resolution in order to object. A shareholder must dissent with respect to all common shares either held personally by him or on behalf of any one beneficial owner and which are registered in one name. A brief summary of the provisions of Section 193 of the Yukon Act is set out below.

PERSONS WHO ARE BENEFICIAL OWNERS OF COMMON SHARES REGISTERED IN THE NAME OF A BROKER, CUSTODIAN, NOMINEE OR OTHER INTERMEDIARY WHO WISH TO DISSENT SHOULD BE AWARE THAT ONLY A REGISTERED SHAREHOLDER IS ENTITLED TO DISSENT. A SHAREHOLDER WHO BENEFICIALLY OWNS COMMON SHARES BUT IS NOT THE REGISTERED HOLDER THEREOF, SHOULD CONTACT THE REGISTERED HOLDER FOR ASSISTANCE.

In order to dissent, a shareholder must send to the Corporation in the manner set forth below, a written notice of objection (the "Objection Notice") to the Continuance resolution. On the action approved by the Continuance resolution becoming effective, the making of an agreement between the Corporation and the dissenting shareholder as to the payment to be made for the dissenting shareholder's shares or the pronouncement of an order by the court, whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in an amount agreed to by the Corporation and the shareholder or in the amount of the judgment, as the case may be, which fair value shall be determined as of the close of business on the last business day before the day on which the resolution from which the dissent was adopted. Until any one of such events occurs, the shareholder may withdraw his dissent or the Corporation may rescind the resolution and in either event, the proceedings shall be discontinued.

If the Continuance is approved, the dissenting shareholder who sent an Objection Notice, or the Corporation, may apply to the court to fix the fair value of the common shares held by the dissenting shareholder and the court shall make an order fixing the fair value of such common shares, giving judgment in that amount against the Corporation in favor of the dissenting shareholder and fixing the time by which the Corporation must pay that amount to the dissenting shareholder. If such an application is made by a dissenting shareholder , the Corporation shall, unless the court otherwise orders, send to each dissenting shareholder a written offer (the "Offer to Purchase") to pay to the dissenting shareholder, an amount considered by the directors of the Corporation to be the fair value of the subject common shares, together with a statement showing how the fair value of the subject common shares was determined. Every Offer to Purchase shall be on the same terms. At any time before the court pronounces an order fixing the fair value of the dissenting shareholder's common shares, a dissenting shareholder may make an agreement with the Corporation for the purchase of his common shares, in the amount of the Offer to Purchase, or otherwise. The Offer to Purchase shall be sent to each dissenting shareholder within ten (10) days of the Corporation being served with a copy of the originating notice. Any order of the court may also contain directions in relation to the payment to the shareholder of all or part of the sum offered by the Corporation for the common shares, the deposit of the share certificates representing the common shares, and other matters.


A/007294000/198.5

If the Corporation is not permitted to make a payment to a dissenting shareholder due to there being reasonable grounds for believing that the Corporation is or would after the payment be unable to pay its liabilities as they become due, or the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities, the Corporation shall, within ten (10) days after the pronouncement of an order, or the making of an agreement between the shareholder and the Corporation as to the payment to be made for his common shares, notify each dissenting shareholder that it is unable lawfully to pay such dissenting shareholders for their shares.

Notwithstanding that a judgment may have been given in favor of a dissenting shareholder by the court, if the Corporation is not permitted to make a payment to a dissenting shareholder for the reasons stated in the previous paragraph, the dissenting shareholder by written notice delivered to the Corporation within 30 days after receiving the notice, as set forth in the previous paragraph, may withdraw his Objection Notice in which case the Corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains his status as a claimant against the Corporation to be paid as soon as it is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Corporation but in priority to its shareholders.

In order to be effective, a written Objection Notice must be received by the Corporation's Registered and Records Office, Anton Campion Macdonald Oyler, Suite 200, 204 Lambert Street, Whitehorse, Yukon Territory, Y1A 3T2 or by the Chairman of the meeting, prior to the commencement or recommencement thereof.

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of his common shares. Section 193 of the Yukon Act requires strict adherence to the procedures established therein and failure to do so may result in the loss of all dissenters' rights. Accordingly, each Shareholder who might desire to exercise the dissenters' rights should carefully consider and comply with the provisions of the section and consult such shareholders' legal advisor.

                       STATEMENT OF EXECUTIVE COMPENSATION

The following table sets forth information the remuneration for our officers and directors during the last three fiscal years:

                                                                                           NUMBER OF SECURITIES
    NAME OF INDIVIDUAL OR            CAPACITIES IN WHICH           AGGREGATE               UNDERLYING WARRANTS &
      IDENTITY OF GROUP           REMUNERATION WAS RECEIVED      REMUNERATION                 OPTIONS GRANTED

    Alexander Vileshin              Director & President          $46,090(1)<F1>                  600,000

    Michele Albo                          Director                $23,700(2)<F2>                  400,000

    Thomas L. Crom, III             Director & Secretary          $50,607(3)<F3>                  375,000

(1)<F1> Under an agreement dated March 5, 1999 with Watch Central Corporation, a company controlled by Mr. Vileshin, Watch Central Corporation provides consulting services in exchange for US$3,000 per month, plus reasonable expenses. In addition, the Corporation pays Watch Central Corporation US$2,000 per month in rent. The Corporation paid Watch Central Corporation a total of $46,090 during the fiscal year 2000.
(2)<F2> Under an oral agreement with Ms. Albo, she provides consulting services in exchange for a compensation based on her time not to exceed
         US$1,500 per month, plus reasonable expenses. The Corporation paid Ms. Albo a total of $23,700 during the fiscal year 2000.


A/007294000/198.5

                                      -13-


(3)<F3> Under an oral agreement with Mr. Crom III, he provides consulting services in exchange for compensation based on his time which ranges between US$1,000 to US$3,500 per month, plus reasonable expenses. The Corporation paid Mr. Crom III a total of $24,435 during the fiscal year 2000, and a total of $26,172 in 1999.

Other than the above, we do not pay monetary compensation to our officers and directors, nor do we compensate our directors for attendance at meetings. We do reimburse our officers and directors for reasonable expenses incurred during the course of their performance. There are no employment agreements with any of our executive officers, and we have no longer-term incentive or medical reimbursement plans. We anticipate offering some form of incentive-based monetary compensation in the future.

STOCK OPTION PLANS

On August 20, 1999, we established a new stock option plan. Under the plan, our board of directors may from time to time grant up to 3,200,000 options to purchase shares of our common stock. The options may be granted to our officers, directors, employees or consultants. As of December 31, 2000, we granted a total of 2,276,000 options, leaving 924,000 options available under the plan. All options granted prior to August 20, 1999 were rolled into the new stock option plan.

The following table provides certain option, warrant and rights information (whether vested or not) as to the officers and directors individually, and as a group, as of June 12, 2001:


                                                                                   EXERCISE
                                     TITLE OF         NUMBER OF       DATE OF      PRICE IN     EXPIRATION DATE
NAME OF HOLDER                      SECURITIES       SECURITIES        GRANT         CDN $

Alexander Vileshin                    Options          314,000       03/05/99        $0.77          03/05/04
   Director & President                                50,000        06/01/99        $1.03          06/01/04
                                                       236,000       09/30/99        $0.76          09/30/04

Michele Albo                          Options          300,000       09/30/99        $0.76          09/30/04
   Director                          Warrants          100,000       01/15/01        $0.45          01/15/03

Thomas L. Crom                        Options          300,000       08/16/99        $0.76          08/16/04
   Director & Secretary              Warrants          75,000        01/15/01        $0.45          01/15/03

Officers & directors as a             Options         1,200,000
group  (3 persons)                   Warrants          175,000



A/007294000/198.5

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Other than as disclosed below, none of Corporation's present directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of the Corporation's information and belief, any of its former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect Corporation.

         HENRY MEYER, FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER. In February 1998, invoices totaling $87,962 were discovered to have been improperly submitted and paid to a company controlled by Mr. Meyer. The Corporation disallowed those invoices, Mr. Meyer resigned, and the money was subsequently returned to the Corporation. The Corporation has since implemented financial controls which require the approval of at least two directors or officers before its checks can be issued.

         DONALD NICHOLSON, FORMER DIRECTOR AND CHIEF EXECUTIVE OFFICER. Under an agreement dated March 5, 1998, MTI Holdings, a company controlled by Mr. Donaldson, provides management services in exchange for $5,000 per month, plus reasonable expenses. As of March 31, 2000, the Corporation has paid a total of $78,300.

         ROBERT G. MCMORRAN, FORMER DIRECTOR. Under an agreement dated August 27, 1998, Malaspina Consultants Inc., a company controlled by Mr. McMorran, provides accounting, administrative, investor relations and financial consulting services in exchange for $4,000 per month, plus reasonable expenses. The Corporation also pays Malaspina Consultants Inc. $850 per month as rent. As of March 31, 2000, the Corporation has paid a total of $83,485.

         The following table provides certain option information of Robert McMorran as of April 10, 2001:

   NUMBER OF SHARES      GRANT DATE    EXERCISE PRICE       EXPIRATION DATE

   64,000                09/30/99      Cdn$0.76             09/30/04

         WATCH CENTRAL CORPORATION. On March 5, 1999, the Corporation entered into a letter of intent with Watch Central Corporation and Timebeat.com Inc., its wholly owned non-public subsidiary which was incorporated in the Sate of Nevada on March 17, 1999. Under the letter of intent, the Corporation paid Watch Central Corporation U.S.$50,000 in exchange for its services to design, develop, beta test and implement an e-commerce Web site that would market, sell and repair fine gold jewelry and watches. The Corporation also pay Watch Central Corporation U.S.$3,000 a month for consulting services and U.S.$2,000 a month for rent. Watch Central Corporation subsequently became an affiliate as Alexander Vileshin is an officer and director of both the Corporation and Watch Central Corporation.

         PALM BEACH CONSULTING CORP. On February 25, 2001, the Corporation entered into a Consulting Agreement with Palm Beach Consulting Corp. Palm Beach Consulting Corp. is owned and operated by Jack Stein, the husband of the Corporation director, Michele Albo. Under the agreement, the Corporation pay Palm Beach Consulting $650 per month as rent for a showroom and storage space for its inventory to be sold on WWW.TIMEBEAT4TEENS.COM. The space is approximately 300 square feet. Palm Beach Consulting has also agreed to provide consulting services on an as needed basis for compensation to be determined. The term of the agreement is one year.

A/007294000/198.5

                         OTHER MATTERS TO BE ACTED UPON

Management of the Corporation knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matter in accordance with the best judgment of the persons voting by proxy.


                            INFORMATION AND APPROVALS

The contents and the sending of this Information Circular have been approved by the Board of Directors of the Corporation. If you have more questions about the Continuance and Merger, or would like additional copies of the Information Circular, you should contact:

                           Timebeat.com Enterprises Inc.
                           580 Hornby Street, Suite 200
                           Vancouver, British Columbia V6C 3B6 Canada
                           Attention: Thomas L. Crom, III, Secretary
                           Telephone: (604) 689-4771


                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    TIMEBEAT.COM ENTERPRISES INC.


                                    --------------------------------------
                                    THOMAS L. CROM, III
                                    Chairman of the Board



A/007294000/198.5

                                  SCHEDULE "A"

                             CONTINUANCE RESOLUTION

RESOLVED AS A SPECIAL RESOLUTION THAT:

a. subject to requisite regulatory approval, the Board of Directors of the Corporation be and is hereby authorized to make application to the Yukon Registrar of Corporations for approval of the proposed continuance of the Corporation under the laws of the State of Wyoming in the United States of America in accordance with the provisions of the Yukon Business Corporations Act, and that the President or any one director is hereby authorized to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing; and

b. the Board of Directors of the Corporation be and is hereby authorized to make application to the Secretary of State for the State of Wyoming in the United States of America for a Certificate of Registration and Articles of Continuance under the provisions of the Wyoming Business Corporation Act, and that effective on the date of issuance of such Certificate of Registration and Articles of Continuance by the Secretary of State, the Corporation do adopt the Restated Articles of Incorporation substantially in the form attached to the Information Circular in substitution of the existing Articles of the Corporation, and that the president or any one director of the Corporation is hereby authorized to affix the seal of the Corporation to the said application and to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing, provided that the Board of Directors of the Corporation may, in their sole discretion, revoke this special resolution without further approval of the shareholders of the Corporation at any time prior to the filing of the Certificate of Registration and Articles of Continuance.




A/007294000/252.3

SECRETARY OF STATE
STATE OF WYOMING
THE CAPITOL
CHEYENNE, WY  82002-0020           SCHEDULE "B"


                                STATE OF WYOMING
                                 APPLICATION FOR
                           CERTIFICATE OF REGISTRATION
                           AND ARTICLES OF CONTINUANCE


        Pursuant to W.S. 17-16-1710 of the Wyoming Business Corporation Act, the undersigned hereby submits the following Articles of Continuance:

1.      The name of the corporation is TIMEBEAT.COM ENTERPRISES INC.

2.      It is incorporated under the laws of the YUKON TERRITORY, Canada.

3. The date of incorporation is _________ and the period of its duration is perpetual.

4. The address of its principal office in the state under the laws of which it is incorporated:

                  Anton Campion Macdonald Oyler
                  Suite 200, Financial Plaza
                  204 Lambert Street
                  Whitehorse, Yukon
                  Y1A 3T2

5.      The mailing address where correspondence and annual reports can be sent:

                  P.O. Box 10068, Pacific Centre
                  609 Granville Street, Suite 1600
                  Vancouver, B.C., Canada
                  V7Y 1C3

6. The physical address of its registered office in Wyoming and name of its registered agent at that address is:

                  Hirst & Applegate, P.C.
                  1720 Carey Avenue, Suite 200
                  Cheyenne, Wyoming 82001

        (The agent must be an individual who resides in this state, a domestic corporation or a not-for-profit domestic corporation or a foreign corporation or a not-for-profit foreign corporation authorized to transact business in this state.)

7. The purpose or purposes of the corporation which it proposes to pursue in the transaction of business in this state is to engage in and do any lawful act concerning any or all other lawful businesses for which corporations may be organized under the Wyoming Business Corporation Act and any subsequent amendments thereto.


A/007294000/246.2

8.      The names and respective addresses of its officers and directors are:

        OFFICE                             NAME                                ADDRESS

        President & Director:              Alexander Vileshin                  New York City, New York
        Secretary & Director:              Thomas L. Crom, III                 Payson, Arizona
        Director:                          Michele Albo                        West Palm Beach, Florida

9. The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

        NO. OF SHARES            CLASS        SERIES         PAR VALUE PER SHARE

         100,000,000             common         n/a                 none

10. The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

        NO. OF SHARES            CLASS        SERIES         PAR VALUE PER SHARE

         100,000,000             common         n/a                 none

11.     The  corporation  accepts the  Constitution of this  state in compliance
        with  the  requirements  of  Article  10,  Section  5  of  the   Wyoming
        Constitution.


        Dated:
              ----------------------------



TIMEBEAT.COM ENTERPRISES INC.


By
       -------------------------------------------
       Thomas L. Crom, III

Title:
       --------------------------------------------
       Secretary & Director



A/007294000/246.2

                                  SCHEDULE "C"

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                          TIMEBEAT.COM ENTERPRISES INC.

                               (THE "CORPORATION")


         Timebeat.com Enterprises Inc., pursuant to Section 17-16-1007 of the Wyoming Statutes, restates its Articles of Incorporation as follows:

         1.       The name of the corporation is Timebeat.com Enterprises Inc.

         2. Restated Articles of Incorporation of Timebeat.com Enterprises Inc. were duly approved by the shareholders of Timebeat.com Enterprises Inc. at
a meeting held on                     , 2001.
                 ---------------------

         3. The designation, number of outstanding shares, number of votes entitled to be cast, the number of votes represented at the meeting, and the total number of votes cast for and against Restated Articles of Incorporation are as follows:

         Designation:                                    Common

         No. of Outstanding Shares:                      __________

         No. of Shares Entitled to
         be Cast:                                        __________

         No. of Shares Represented:                      __________

         Total No. Shares Voted For:                     __________

         Total No. Shares Voted Against:                 __________


         4. The number of shares cast in favor of the Restated Articles of Incorporation was sufficient for the shareholders to approve the Restated Articles of Incorporation of Timebeat.com Enterprises Inc.

         5.       The  text  of  the   Restated  Articles  of  Incorporation  of
Timebeat.com Enterprises Inc. is as follows:

FIRST:   The name of this Corporation shall be Timebeat.com Enterprises Inc.

SECOND:  The period of duration of this Corporation shall be perpetual.

THIRD:   The purposes for which this Corporation is organized are as follows:

         To engage in and do any lawful act concerning any or all other lawful businesses for which corporations may be organized under the Wyoming Business Corporation Act and any subsequent amendments thereto.

FOURTH: The aggregate number of shares which the Corporation has authority to issue is 100,000,000 common shares with no par value per share.



A/007294000/247.2

FIFTH: The 100,000,000 common shares of the Corporation shall not have preemptive rights according to law.

SIXTH: The registered office of this Corporation shall be located at 1720 Carey Avenue, Suite 200, Cheyenne 82001, Wyoming, and the registered agent shall be Hirst & Applegate, P.C..

SEVENTH: The Corporation may indemnify certain persons as provided in this Article.

1.   Definitions used in this Article are:

     (1) "Director" means any person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan.

     (2) "Expenses" include attorney's fees.

     (3) "Official Capacity" when used with respect to a director, means the office of director in the Corporation and, when used with respect to a person other than a director (as contemplated in subparagraph 1, means the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation; but in neither case does it include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise or employee benefit plan.

     (4) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     (5) "Proceeding" means any threatened,  pending or completed action,  suit,
         or   proceeding,    whether   civil,   criminal,    administrative   or
         investigative.

2. (1) The Corporation may indemnify any person made a party to any proceeding by reason of the fact that he is or was a director if:

         (1)    he conducted himself in good faith; and

         (2) in the case of conduct in his official capacity with the Corporation, he reasonably believed that his conduct was in its best interests and, in all other cases, he reasonably believed that his conduct was at least not opposed to its best interests; and

         (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

     (2) Indemnification is to be made against judgments, penalties, fines, settlement and reasonable expenses actually incurred by the person in connection with the proceeding except that, if the proceeding was by or in the right of the Corporation, indemnification may be made only for the reasonable expenses and may not be made in respect of any proceeding in which the person shall have been adjudged to be liable to the Corporation. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent is not, of itself, to be determinative that the person did not meet the requisite standard of conduct set forth in this subparagraph 2.


A/007294000/247.2

3. A director may not be indemnified under subparagraph 2 in respect of any proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he shall have been adjudged to be liable on the basis that the personal benefit was improperly received by him.

4.   Unless limited by the by-laws:

     (1) a director who has been wholly successful, on the merits or otherwise in the defense of any proceeding referred to in subparagraph 2 is to be indemnified against reasonable expenses incurred by him in connection with the proceeding;

     (2) a court of appropriate jurisdiction, upon application of a director and upon such notice as the court may require, may order indemnification as follows:

         (1) if it determines that the director was wholly successful in the defense, the court must order indemnification, in which case the director will also be entitled to recover the expenses of securing such reimbursement; or

         (2) if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he has met the standard of conduct set forth in subparagraph 2 or has been adjudged liable in the circumstances described in subparagraph 3, the court may order such indemnification as the court deems proper except that indemnification with respect to any proceeding by or in the right of the Corporation or in which liability shall have been adjudged in the circumstances described in subparagraph 3 is to be limited to expenses. A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

5. (1) No indemnification under subparagraph 2 may be made by the Corporation unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in subparagraph 2.

     (2) Such determination is to be made:

         (1) by the board of directors by a majority vote of a quorum, which quorum consists of directors not at the time parties to the proceeding; or

         (2) if such a quorum cannot be obtained, then by a majority vote of a committee of the board, duly designated to act in the matter by a majority vote of the full board (in which designation directors who are parties may participate), which committee consists solely of two or more directors not at the time parties to the proceeding; or

         (3) by special legal counsel selected by the board of directors or a committee thereof by vote as set forth in clauses (i) or (ii) of this sentence or, if the requisite quorum of the full board cannot be obtained therefor and such committee cannot be established, by a majority vote of the full board (in which selection directors who are parties may participate); or

         (4)    by the shareholders.



A/007294000/247.2

     (3) Authorization of indemnification and determination as to reasonableness of expenses is to be made in the same manner as the determination that indemnification is permissible except that, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses is to be made in a manner specified in clause (iii) in the preceding sentence for the selection of such counsel. Unless all shareholders are directors who are parties to the proceeding, shares held by directors who are parties to the proceeding are to be neither voted on the subject matter under this subparagraph 5 nor counted for the purpose of determining a quorum of shareholders for such vote.

6. After a determination that the facts then known to those making the determination would not preclude indemnification under this Article, reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of such proceeding upon receipt by the Corporation of:

     (1) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation as authorized in this Article; and

     (2) a written undertaking by or on behalf of the director to repay such amount if it should ultimately be determined that he has not met such standard of conduct. The undertaking required by clause ((ii) of the preceding sentence is to be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment. Determination and authorizations of payments under this subparagraph 6 are to be made in the manner specified in subparagraph 5.

7. No provision for the Corporation to indemnify or to advance expenses to a director who is made a party to a proceeding, whether contained in the articles of incorporation, the by-laws, a resolution of shareholders or directors, an agreement, or otherwise (except as contemplated by subparagraph 10) is to be valid unless consistent with this Article. Nothing contained in this Article is to limit the Corporation's power to pay or reimburse expenses incurred by a director in connection with his appearance as a witness in a proceeding at the time when he has not been made a named defendant or respondent in the proceeding.

8. For purposes of this Article, the Corporation is to be deemed to have requested a director to serve on an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on, or otherwise involves services by, him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a director with respect to any employee benefit plan pursuant to applicable law are to be deemed "fines", and action taken or omitted by him with respect to an employee benefit plan in the performance of his duties for the purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan are to be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

9. (1) An officer of the Corporation is to be indemnified as and to the same extent provided in subparagraph 2 above for directors and is to be entitled to the same extent as a director to seek indemnification pursuant to the provisions of subparagraph 4.

     (2) The Corporation may indemnify and advance expenses to an officer, employee, or agent of the Corporation to the same extent that it may indemnify and advance expenses to directors pursuant to this Article.

     (3) The Corporation, in addition to the authority granted herein, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent as


A/007294000/247.2
         may be provided by its by-laws, genera or specific action of its board of directors, or contract.

10. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation and who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust other enterprise, or employee benefit plan against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

11. Any indemnification of, or advance of expenses to, a director in accordance with this Article, if arising out of a proceeding by or in the right of the Corporation, must be reported in writing to the shareholders with or before the notice of the next shareholders' meeting.

EIGHTH: The management of the corporation shall be vested in a Board of not less than three (3) directors or as may be designated in the By-laws of this Corporation. The names and residence of the directors who shall constitute the initial Board and who shall serve as directors until the first annual meeting of the shareholders or until their successors be elected and qualified are as follows:

         Alexander Vileshin
         New York City, New York

         Thomas L. Crom, III
         Payson, Arizona

         Michele Albo
         West Palm Beach, Florida


NINTH:   The incorporators of this Corporation are:

         Thomas L. Crom, III
         Payson, Arizona

TENTH: The power to make, amend or repeal the By-laws of the Corporation shall be vested in the Board of Directors of the Corporation


         IN WITNESS WHEREOF we have executed these Restated Articles of Incorporation this ____ day of ___________________ 2001.

                               TIMEBEAT.COM ENTERPRISES INC.




                               BY:
                                  ----------------------------------
                                   Thomas L. Crom, III, DIRECTOR




A/007294000/247.2

                                  SCHEDULE "D"

                                MERGER RESOLUTION


RESOLVED AS A SPECIAL RESOLUTION THAT:

a. subject to requisite regulatory approval, the merger of the Corporation with Timebeat.com Enterprises Inc. ("Nevada Corporation") substantially in accordance with the terms and conditions of the Plan of Merger and Articles of Merger between the Corporation and Nevada Corporation attached to the Information Circular as the same may be amended from time to time by approval of the Board of Directors of the Corporation in their absolute discretion be approved;

b. the Corporation adopt the Restated Articles of Incorporation substantially in the form attached to the Information Circular in substitution of the existing Restated Articles of Incorporation of the Corporation upon the effective date of such merger;

c. the President or any one director of the Corporation be and each of them is hereby authorized and directed to execute, acknowledge, deliver, record, publish and file, as appropriate, the merger agreement and any further documents required pursuant to Wyoming or Nevada law, or appropriate for the consummation of the merger, for, on behalf of, and in the name of the Corporation;

d. the President or any one director of the Corporation be and each of them is hereby authorized and directed, for and on behalf of the Corporation, to perform any and all additional acts as are required or appropriate to give effect to the foregoing resolution provided that the Board of Directors of the Corporation may, in their sole discretion, revoke this special resolution without further approval of the shareholders at any time prior to the consummation of the merger.






A/007294000/254.3

                                  SCHEDULE "E"


                               ARTICLES OF MERGER
                                     MERGING
                         TIMEBEAT.COM ENTERPRISES INC.,
                              A WYOMING CORPORATION
                                      INTO
                         TIMEBEAT.COM ENTERPRISES INC.,
                              A NEVADA CORPORATION

         ARTICLES OF MERGER executed this ____ day of ______, 2001, by and between Timebeat.com Enterprises Inc., a Wyoming corporation, and Timebeat.com Enterprises Inc., a Nevada corporation, pursuant to section 17-16-1107 of the Wyoming Business Corporation Act and section 92A.190 of the Nevada Revised Statutes.

         THIS IS TO CERTIFY:

         FIRST: Timebeat.com Enterprises Inc., a corporation organized and existing under the laws of the State of Wyoming (hereinafter sometimes referred to as the "Parent Corporation"), and Timebeat.com Enterprises Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Subsidiary Company"), agree that the Parent Company shall be merged, pursuant to section 17-16-1107 of the Wyoming Business Corporation Act and section 92A.190 of the Nevada Revised Statutes, into the Subsidiary Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in the Plan of Merger dated _______, 2001, attached hereto as "Exhibit A" and incorporated by reference herein.

         SECOND: The Surviving Corporation shall survive the merger and shall continue under the name of Timebeat.com Enterprises Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Surviving Corporation").

         THIRD: The Plan of Merger has been adopted by each the Parent Corporation and the Subsidiary Corporation.

         FOURTH: No amendment is made to the Articles of Incorporation of the Surviving Corporation as part of the merger.

         FIFTH: The approval of the shareholders of each the Parent Corporation and the Subsidiary Corporation was required. On _____, the shareholders of the Parent Corporation approved the Merger by a vote of ______ in favor and ____ against. The sole shareholder of the Subsidiary Corporation approved the merger on ____.

         SIXTH: The effective date of this merger shall be ________, 2001.



 Articles of Merger Merging Timebeat.com Enterprises Inc., a Wyoming corporation into Timebeat.com Enterprises Inc., a Nevada corporation, dated ________, 2001
                                   Page 1 of 2

         IN WITNESS WHEREOF, Timebeat.com Enterprises Inc., a Wyoming corporation, and Timebeat.com Enterprises Inc., a Nevada corporation, the companies parties to the merger, have caused this Plan of Merger to be signed in their respective company names and on their behalf by the respective management as of the ___ day of _____________, 2001.




TIMEBEAT.COM ENTERPRISES INC.,               TIMEBEAT.COM ENTERPRISES INC.,
A WYOMING CORPORATION                        A NEVADA CORPORATION



BY:                                          BY:
   ------------------------------               -------------------------------
   ALEXANDER VILESHIN, PRESIDENT                ALEXANDER VILESHIN, PRESIDENT







 Articles of Merger Merging Timebeat.com Enterprises Inc., a Wyoming corporation into Timebeat.com Enterprises Inc., a Nevada corporation, dated ________, 2001
                                   Page 2 of 2

                                 PLAN OF MERGER
                                     MERGING
                         TIMEBEAT.COM ENTERPRISES INC.,
                              A WYOMING CORPORATION
                                      INTO
                         TIMEBEAT.COM ENTERPRISES INC.,
                              A NEVADA CORPORATION

         PLAN OF MERGER entered into this ____ day of ___________, 2001, by and between Timebeat.com Enterprises Inc., a Wyoming corporation, and Timebeat.com Enterprises Inc., a Nevada corporation, pursuant to section 17-16-1107 of the Wyoming Business Corporation Act and section 92A.190 of the Nevada Revised Statutes.

         FIRST: Timebeat.com Enterprises Inc., a corporation organized and existing under the laws of the State of Wyoming (hereinafter sometimes referred to as the "Parent Corporation"), and Timebeat.com Enterprises Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Subsidiary Company"), agree that the Parent Company shall be merged, pursuant to section 17-16-1107 of the Wyoming Business Corporation Act and section 92A.190 of the Nevada Revised Statutes, into the Subsidiary Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in this Plan of Merger.

         SECOND: The Subsidiary Corporation shall survive the merger and shall continue under the name of Timebeat.com Enterprises Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Surviving Corporation").

         THIRD: No amendment is made to the Articles of Incorporation of the Surviving Corporation as part of the merger.

         FOURTH: The Parent Corporation owns all of the outstanding shares of common stock of the Subsidiary Corporation.

         FIFTH: All of the outstanding shares of common stock in the Subsidiary Corporation owned by the Parent Corporation on the date of the merger shall be cancelled without consideration on the effective date of the merger.

         SIXTH: The outstanding securities in the Parent Corporation shall be converted to securities of the Surviving Corporation as follows:

                (1) each holder of record of common stock of the Parent
                    Corporation shall receive one share of common stock of the Subsidiary Corporation for each share of common stock of the Parent Corporation; and



   Plan of Merger Merging Timebeat.com Enterprises Inc., a Wyoming Corporation into Timebeat.com Enterprises Inc., a Nevada Corporation, dated ________, 2001
                                   Page 1 of 2

                (2) each holder of options, warrants or convertible securities of the Parent Corporation shall be entitled to exercise said securities on the same terms and conditions to acquire shares of common stock of the Surviving Corporation.

         SEVENTH: The principal office of the Subsidiary Corporation is located at P.O. Box 9, Payson, Arizona 85547.

         EIGHTH: The location of the principal office of the Parent Corporation is 580 Hornby Street, Suite 200, Vancouver, British Columbia V6C 3B6 Canada.

         NINTH: The location of the principal office of the Surviving Corporation is P.O. Box 9, Payson, Arizona 85547, and the name and address of a resident agent of said Surviving Corporation in Wyoming, service of process upon whom shall bind such Corporation in any action, suit or proceeding pending at the time of filing of the Articles of Merger or thereafter instituted or filed against it, is the Wyoming Secretary of State, State Capitol Building, Cheyenne, Wyoming 82002.

         TENTH: Pursuant to section 17-16-1103 of the Wyoming Business Corporation Act, the Plan of Merger was duly approved by unanimous consent of the board of directors of the Parent Corporation on _______, 2001, and the shareholders of the Parent Corporation approved the Plan of Merger on ______, 2001, with _____ votes in favor and ____ votes against, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the State of Wyoming and by the Articles of Incorporation and Bylaws of said corporation.

         ELEVENTH: Pursuant to section 92A.120 of the Nevada Revised Statutes, the Plan of Merger was duly approved by unanimous consent of the board of directors of the Subsidiary Corporation on _________, 2001, and the sole shareholder of the Subsidiary Corporation approved the Plan of Merger on _______, 2001, and thus the merger was authorized and approved by the Subsidiary Corporation in the manner and by the vote required by the laws of the State of Nevada and by the Articles of Incorporation and Bylaws of said corporation.

         TWELFTH: The effective date of this merger shall be _________, 2001.









   Plan of Merger Merging Timebeat.com Enterprises Inc., a Wyoming Corporation into Timebeat.com Enterprises Inc., a Nevada Corporation, dated ________, 2001
                                   Page 2 of 3

         IN WITNESS WHEREOF, Timebeat.com Enterprises Inc. a Wyoming corporation, and Timebeat.com Enterprises Inc., a Nevada corporation, the companies parties to the merger, have caused this Plan of Merger to be signed in their respective company names and on their behalf by the respective management as of the ________ day of ________, 2001.

TIMEBEAT.COM ENTERPRISES INC.,               TIMEBEAT.COM ENTERPRISES INC.,
A WYOMING CORPORATION                        A NEVADA CORPORATION


BY:                                          BY:
   ------------------------------------         -------------------------------
   ALEXANDER VILESHIN, PRESIDENT                ALEXANDER VILESHIN, PRESIDENT











   Plan of Merger Merging Timebeat.com Enterprises Inc., a Wyoming Corporation into Timebeat.com Enterprises Inc., a Nevada Corporation, dated ________, 2001
                                   Page 3 of 3

                                  SCHEDULE "F"



                                                         FILED # C 13724-01
                                                            MAY 24, 2001
                                                          IN THE OFFICE OF
                                                  DEAN HELLER SECRETARY OF STATE




                            ARTICLES OF INCORPORATION

                                       OF

                          TIMEBEAT.COM ENTERPRISES INC.


                                    ARTICLE I

     The  name  of  the  corporation  is   Timebeat.com  Enterprises  Inc.  (the
"Corporation").


                                   ARTICLE II

     The amount of total authorized capital stock which the Corporation shall have authority to issue is 100,000,000 shares of common stock, each with $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.


                                   ARTICLE III

     The business and affairs of the Corporation shall be managed by a Board of Directors which shall exercise all the powers of the Corporation except as otherwise provided in the Bylaws, these Articles of Incorporation or by the laws of the State of Nevada. The number of members of the Board of Directors shall be set in accordance with the Company's Bylaws; however, the initial Board of Directors shall consist of three members. The names and addresses of the persons who shall serve as the directors until the first annual meeting of stockholders and until their successors are duly elected and qualified are as follows:

NAME                                           ADDRESS
----                                           -------

Alexander Vileshin                             235 E. 40th St., Apt. 34II
                                               New York, NY  10016

Thomas L. Crom, III                            P. O. Box 9
                                               Payson, AZ  85547-0009

Michele Albo                                   2720 Hancock Creek Road
                                               West Palm Beach, FL  33411

                                   ARTICLE IV

     The name and address of the incorporator of the Corporation is Adam P. Stapen, 455 Sherman Street, Suite 300, Denver, Colorado 80203.


                                    ARTICLE V

     To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.037), as the same now exists or may hereafter be amended or supplemented, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages for breach of fiduciary duty as a director or officer.


                                   ARTICLE VI

     The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person against all liability and expense (including attorneys' fees) incurred by reason of the fact that he is or was a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, employee, or agent of, or in any similar managerial or fiduciary position of, another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, or agent of the Corporation to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.


                                   ARTICLE VII

     The owners of shares of stock of the Corporation shall not have a preemptive right to acquire unissued shares, treasury shares or securities convertible into such shares.


                                  ARTICLE VIII

     Only the shares of capital stock of the Corporation designated at issuance as having voting rights shall be entitled to vote at meetings of stockholders of the Corporation, and only stockholders of record of shares having voting rights shall be entitled to notice of and to vote at meetings of stockholders of the Corporation.


                                   ARTICLE IX

     The initial resident agent of the Corporation shall be the Corporation Trust Company of Nevada, whose street address is 6100 Neil Road, #500, Reno, Nevada 89511.


                                    ARTICLE X

     The provisions of NRS 78.378 to 78.3793 inclusive, shall not apply to the Corporation.

                                   ARTICLE XI

     The purposes for which the Corporation is organized and its powers are as follows:

           To engage in all lawful business; and

     To have, enjoy, and exercise all of the rights, powers, and privileges conferred upon corporations incorporated pursuant to Nevada law, whether now or hereafter in effect, and whether or not herein specifically mentioned.


                                   ARTICLE XII

     One-third of the votes entitled to be cast on any matter by each shareholder voting group entitled to vote on a matter shall constitute a quorum of that voting group for action on that matter by shareholders.


                                  ARTICLE XIII

     The holder of a bond, debenture or other obligation of the Corporation may have any of the rights of a stockholder in the Corporation to the extent determined appropriate by the Board of Directors at the time of issuance of such bond, debenture or other obligation.

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 21st day of May, 2001.


                                By  /s/ Adam P. Stapen
                                   ---------------------------------------
                                     Adam P. Stapen
                                     Incorporator


STATE OF COLORADO         )
CITY AND                  ) ss.
COUNTY OF DENVER          )

     Personally appeared before me this day of May, 2001, Adam P. Stapen who, being first duly sworn, declared that he executed the foregoing Articles of Incorporation and that the statements therein are true and correct to the best of his knowledge and belief.

     Witness my hand and official seal.


                                       /s/ Cynthia C. Fillipp
                                       -------------------------------------
                                       Notary Public

My commission expires:                 Address:
                                       455 SHERMAN STREET
   12/21/02                            SUITE 300
--------------------                   DENVER, CO  80237

     [NOTARY SEAL]

                    CERTIFICATE OF ACCEPTANCE OF APPOINTMENT
                                BY RESIDENT AGENT

I, Corporation Trust Company of Nevada, with address at 6100 Neil Road, #500, Town of Reno, County of Washoe, State of Nevada, hereby accept the appointment as Resident Agent of Timebeat.com Enterprises Inc. in accordance with NRS 78.090.

In Witness Whereof, I have hereunto set my hand this 22nd day of May, 2001.

                                   CT CORPORATION SYSTEM


                                   /s/ Hiedi M. Liesch
                                   -----------------------------------------
                                   Signature


                                   Hiedi M. Liesch
                                   -----------------------------------------
                                   Print Name


                                   Spec. Asst. Sect.
                                   -----------------------------------------
                                   Title

                                   SCHEDULE G

                                   ARTICLE 13
                               DISSENTERS' RIGHTS

17-16-1301.DEFINITIONS.

(a)      As used in this article:

         (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

         (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

         (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

         (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

         (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

         (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

         (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302.RIGHT TO DISSENT.

(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

         (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

                  (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

                  (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

         (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

         (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including



A/007294000/5030.1
                  a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
                  (1) year after the date of sale;

         (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                  (A) Alters or abolishes a preferential right of the shares;

                  (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                  (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

                  (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                  (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

         (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303.DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

         (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

17-16-1320.NOTICE OF DISSENTERS' RIGHTS.

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.



A/007294000/5030.1

(b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321.NOTICE OF INTENT TO DEMAND PAYMENT.

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

17-16-1322.DISSENTERS' NOTICE.

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

(b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

         (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

         (ii)     Inform  holders  of  uncertificated  shares  to  what   extent
                  transfer of the shares will be restricted after the payment demand is received;

         (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

         (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

         (v)      Be accompanied by a copy of this article.

17-16-1323.DUTY TO DEMAND PAYMENT.

(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.





A/007294000/5030.1

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324.SHARE RESTRICTIONS.

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325.PAYMENT.

(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(b)      The payment shall be accompanied by:

         (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

         (ii) A statement of the corporation's estimate of the fair value of the shares;

         (iii)    An explanation of how the interest was calculated;

         (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

         (v)      A copy of this article.

17-16-1326.FAILURE TO TAKE ACTION.

(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

         17-16-1327.AFTER-ACQUIRED SHARES.

(a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.





A/007294000/5030.1

(b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand.The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328.PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

         (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

         (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

         (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

17-16-1330.COURT ACTION.

(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d)      The  jurisdiction  of the court  in which the  proceeding is  commenced under  subsection  (b) of  this  section is  plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.



A/007294000/5030.1

(e) Each dissenter made a party to the proceeding is entitled to judgment for:

         (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

         (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

17-16-1331.COURT COSTS AND COUNSEL FEES.

(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

         (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.